THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2013)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2013)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2013)

Effective June 10, 2013, this Supplement amends certain information contained in the Prospectuses referenced above dated May 1, 2013.

The section titled, “Income Plan Options – Increase of Monthly Income” is amended to read as follows:

Increase of Monthly Income For Policies issued prior to June 10, 2013 or in the state of California, a direct or contingent beneficiary may, at the time the Income Plan elected takes effect, increase the amount of the monthly payments under the Life income Plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the Income Plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same Income Plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the Income Plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures. This option is not available for Policies issued on or after June 10, 2013 except in the state of California.

The section titled, “Other Policy Provisions – Incontestability” is amended to read as follows:

Incontestability For Policies issued prior to June 10, 2013 or in the state of California, we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change.

For Policies issued on or after June 10, 2013 (except in the state of California), we will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law) except in cases of fraudulent misstatement. We will not contest a change (including an increase in the amount of insurance) to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change except in cases of fraudulent misstatement. In cases of fraudulent misstatement the Company may rescind the Policy as allowed by your state of issue.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated June 10, 2013.